                                                                Exhibit 24.1
                          DIRECTORS AND OFFICERS OF
                          NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM S-4

                              POWER OF ATTORNEY

        The undersigned directors and officers of National City Corporation (the "Registrant") hereby constitute and appoint Edward B. Brandon, David A. Daberko, William R. Roberton, Thomas A. Richlovsky, David L. Zoeller and Carlton E. Langer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Registrant to be issued pursuant to the Agreement and Plan of Merger, dated as of January 12, 1995, by and among Registrant, United Bancorp of Kentucky, Inc. and James L. Rose, and any and all amemdments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and such substitute.

        Executed this 27th day of February, 1995.

/s/ Sandra H. Austin                               Director
---------------------------------
Sandra H. Austin

/s/ James M. Biggar                                Director
---------------------------------
James M. Biggar

/s/ Charles H. Bowman                              Director
---------------------------------
Charles H. Bowman

/s/ Edward B. Brandon                              Chairman of Board and
---------------------------------                  Chief Executive Officer
Edward B. Brandon                                  (Principal executive Officer)

/s/ John G. Breen                                  Director
---------------------------------
John G. Breen

/s/ David A. Daberko                              Director, President and COO
-------------------------------
David A. Daberko


/s/ Richard E. Disbrow                            Director
-------------------------------
Richard E. Disbrow


/s/ Daniel E. Evans                               Director
-------------------------------
Daniel E. Evans


/s/ Otto N. Frenzel III                           Director
-------------------------------
Otto N. Frenzel III


                                                  Director
-------------------------------
Joseph H. Lemieux


/s/ A. Stevens Miles                              Director
-------------------------------
A. Stevens Miles


/s/ Burnell R. Roberts                            Director
-------------------------------
Burnell R. Roberts


/s/ William R. Robertson                          Director and Deputy Chairman
-------------------------------                   of the Board
William R. Robertson


/s/ Stephen A. Stitle                             Director
-------------------------------
Stephen A. Stitle


                                                  Director
-------------------------------
Morry Weiss


/s/ Robert G. Siefers                             Executive Vice President
-------------------------------                   and Chief Financial Officer
Robert G. Siefers


                                                  Senior Vice President and
-------------------------------                   Treasurer

Thomas A. Richlovsky                              (Principal Accounting Officer)

                                     -2-